UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: July 19, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                     1-9494                     13-3228013
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


727 Fifth Avenue, New York, New York                               10022
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.03.      Amendment to By-laws.

On July 19, 2007,  Registrant's  board of directors  resolved to amend  Sections
4.01 and 4.02 of Registrant's By-laws so as to provide for the issuance of uncertificated shares as well as certificated shares and transfers of uncertificated shares, which will permit the Corporation to participate in the Direct Registration System for publicly traded securities operated by The Depository Trust Company. As so amended, Sections 4.01 and 4.02 of Registrant's By-laws now read as follows:


          SECTION 4.01. Stock Certificates. Shares of stock in the Corporation may be represented by uncertificated shares, but every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, the President, the Vice Chairman of the Board of Directors or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Where such certificate is signed (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

          SECTION 4.02. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by the laws of the State of Delaware and, without limiting the generality of the foregoing, through such procedures for the transfer of uncertificated shares as are authorized by the Board of Directors.


Item 9.01.      Financial Statements and Exhibits.

  (c)  Exhibits

       3.2      Restated By-laws of Registrant, as last amended July 19, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                  BY:     /s/ Patrick B. Dorsey
                                          --------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  July 20, 2007


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                                  EXHIBIT INDEX


Exhibit No.     Description
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3.2             Restated By-laws of Registrant, as last amended July 19, 2007.